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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                               SEPTEMBER 11, 2000
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)




                             AMKOR TECHNOLOGY, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




      000-29472                                        23-1722724
COMMISSION FILE NUMBER                   (I.R.S. EMPLOYER IDENTIFICATION NUMBER)




                              1345 ENTERPRISE DRIVE
                             WEST CHESTER, PA 19380
                                 (610) 431-9600
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)




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ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a)      Previous independent accountants

         (i) On September 11, 2000, Amkor Technology, Inc. dismissed Arthur Andersen LLP as its independent accountant.

         (ii) The audit reports of Arthur Andersen LLP on the consolidated financial statements of Amkor Technology, Inc. and subsidiaries as of and for the years ended December 31, 1999 and 1998, the two most recent fiscal years, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. A letter from Arthur Andersen LLP is attached as Exhibit 16.1.

         (iii) Our Audit Committee participated in and recommended the decision to change independent accountants, which was approved by the Board of Directors.

         (iv) In connection with the audits for the two most recent fiscal years and through September 11, 2000, there have been no disagreements with Arthur Andersen LLP on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Arthur Andersen LLP would have caused them to make reference to them in their report on the financial statements for those years.

         (v) During the two most recent fiscal years and through September 11, 2000, there have been no reportable events (as defined in Regulation S-K Item 304 (a)(1)(v)).

         (vi) We have requested that Arthur Andersen LLP furnish a letter stating whether or not it agrees with the above statements. A copy of this letter dated September 15, 2000 is filed as
                  Exhibit 16 to this Form 8-K.

(b)      New independent accountants

         We engaged PricewaterhouseCoopers LLP as our new independent accountants as of September 18, 2000. Samil Accounting Corporation, the Korean member firm of the worldwide PricewaterhouseCoopers organization, audited the financial statements of:

         (1) Anam Semiconductor, Inc., the investment in which was reflected in the financial statements of Amkor Technology, Inc. as of and for the year ended December 31, 1999, and

         (2) Amkor Technology Korea, Inc., a wholly owned subsidiary which was reflected in the financial statements of Amkor Technology, Inc. as of and for the year ended December 31, 1999.

         During the two most recent fiscal years and through September 18, 2000 we have not consulted with PricewaterhouseCoopers LLP regarding the following:

         (i) the application of accounting principles to a specified transaction, either completed or proposed except in connection with the audits of Anam Semiconductor, Inc. and Amkor Technology Korea, Inc.;

         (ii) the type of audit opinion that might be rendered on our financial statements, and in no case was a written report provided to us nor was oral advice provided that Amkor Technology, Inc. concluded was an important factor in reaching a decision as to an accounting, auditing or financial reporting issue; or

         (iii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits:

                  16.1     Letter from Arthur Andersen LLP dated September 15,
                           2000








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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      AMKOR TECHNOLOGY, INC.

                                                      By: /s/ KENNETH T. JOYCE
                                                      ------------------------
                                                      Kenneth T. Joyce
                                                      Chief Financial Officer

                                                      Dated: September 18, 2000



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